EXHIBIT 10.4

HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN

EFFECTIVE APRIL 1 2002

Purpose

            The purpose of the Plan is to provide retirement benefits to those Directors that are selected to be Participants herein in recognition of the valuable services heretofore performed and/or hereinafter performed by such Directors on behalf of the Company or the Bank. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

ARTICLE I
Definitions

            When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

            Bank" means Heritage Bank of the South, a federally chartered savings bank, and any successor to all or substantially all of the assets or business of the Bank.

            "Beneficiary" shall mean one or more persons, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Agreement upon the death of the Participant.

            "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that the Participant completes, signs and returns to the Company, the Bank or the Committee to designate one or more Beneficiaries.

            "Board" shall mean the board of directors of the Company.

            "Change in Control" shall mean the first to occur of any of the following events:

                         (a)            An acquisition of control of Heritage, MHC (the "Parent") ( whether in mutual or stock form), the Company or the Bank within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574.4(a) as in effect on the date hereof that is not subject to rebuttal;

                         (b)            Any event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Exchange Act were applicable to the Parent, the Company or the Bank;

                         (c)            Any "person" (as that term is used in Section 13 and 1 4(d)(2) of the Exchange Act) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Parent's, the Company's or the Bank's outstanding securities

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entitled to vote in the election of directors, excluding beneficial ownership of the Company or the Bank by the Parent and beneficial ownership of the Bank by the Company;

                         (d)            Individuals who are members of the Board or the board of directors of the Parent or the Bank on the date hereof (each the "Incumbent Board") cease for any reason to constitute at least a majority thereof, grovided that any person becoming a member of the Board or the board of directors of the Parent or the Bank subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the members comprising the Incumbent Board, or whose nomination for election by the Parent's, the Company's or the Bank's stockholders (or members in the case of the Parent in mutual form) was approved by the nominating committee serving under the Incumbent Board shall be considered a member of the incumbent Board;

                         (e)            The sale of all or substantially all of the assets of the Parent, the Company or the Bank, excluding transfers to entities that are within a "controlled group of corporations" (as defined in Code Section 1563) in which the Parent is the parent corporation; or

                         (f)            A reorganization, merger, consolidation or similar transaction involving the Parent, the Company or the Bank in which either the Parent, the Company or the Bank, whichever is applicable, is not the resulting entity or the Parent, the Company or the Bank is the resulting entity but the stockholders of such entity immediately prior to such transaction do not own at least 60% of the voting securities of such entity immediately following the completion of such transaction.

             The term "Change in Control" does not include an acquisition of securities by an employee benefit plan of the Parent, the Company or the Bank or an acquisition of securities of the Parent, the Company or the Bank in consideration for a contribution of capital to the Parent, the Company or the Bank.

            "Claimant" shall have the meaning set forth in Section 13.1.

             "Code" shall mean the Internal Revenue Code 1986, as it may be amended from time to time.

            "Committee" shall mean the committee described in Article 11.

            " Company" shall mean Heritage Financial Group, a Federally-chartered corporation, and any successor to all or substantially all of the Company's assets or business.

            " Credited Service as a Director" shall mean the sum of (1) the Participant's period of service as a Director as of August 1, 2001, including service as a director of AGE Federal Credit Union but not to exceed one hundred and twenty (120) months in the aggregate and (2) service as a Director after August 1, 2001. Credited Service as a Director shall be calculated in months with the performance of any service as a Director during a month being credited as one month of service. There shall be

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no duplication of Credited Service based upon service as a Director of both the Company and the Bank.

            "Director" shall mean a properly appointed director or advisory director of the Company or the Bank.

            " ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

            " Equivalent Actuarial Value" shall mean a benefit of equivalent value to another form of benefit, computed on the basis of an interest rate factor of 7.5 percent per annum.

            " Normal Retirement Date" shall mean the latest of (1) the date of the Participant's Retirement, (2) the Participant's attainment of age sixty-five (65) or (3) August 1, 2006;

            " Participant" shall mean any Director (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and a Beneficiary Designation Form and (iii) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Company, the Bank or the Committee; provided however, no Director who is a full time employee of the Company or the Bank shall be permitted to become, or to continue as, a Participant in the Plan. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have a benefit under the Plan, even if he or she has an interest in theParticipant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

            " Payout Period" shall mean the time frame during which the benefits payable hereunder shall be distributed, which shall be the lesser of 180 months or the number of months of Credited Service as a Director. The Payout Period shall be reduced where appropriate to reflect the prior payment of Benefits hereunder, as determined by the Committee.

            " Plan" shall mean this Director's Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

            "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Company or the Bank, on the one hand, and a Participant, on the other hand. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company, the Bank or the Committee, whichever the case may be, shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

            " Retirement" shall mean the voluntary or involuntary cessation of service of a Participant in his capacity as a Director for any reason other than a Termination for Cause.

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            " Retirement Benefit" shall mean a specific monthly amount as specified in the Plan Agreement. Such benefit is not to be offset or otherwise reduced by other benefits due and owing under any other plan or from any other source.

            " Survivor's Benefit" shall mean the payment of the monthly Retirement Benefit payable to the stated Beneficiary throughout the balance of the Payout Period, equal to the amount of the Vested monthly Retirement Benefit set forth in the Participant's Plan Agreement and subject to acceleration of vesting under Section 3.2.

            "Termination for Cause" or "Terminated for Cause" shall mean the involuntary termination of service of a Director who is a Participant on account of (1) gross negligence in the performance of duties or gross neglect of duties; (2) commission of a misdemeanor involving moral turpitude or a felony; (3) fraud, disloyalty, or willful violation of any law or significant policy of the Company or the Bank resulting in an adverse effect on the Company or the Bank; or (4) accepting employment, a personal service relationship or a directorship with a competing entity.

            "Trust" shall mean any trust established between the Company and/or the Bank and the trustee named therein to provide benefits hereunder, as amended from time to time.

            " Vested" shall mean the non-forfeitable portion of the Retirement Benefit to which the Participant is entitled in the event of his Retirement.

            " Vesting Percentage" shall mean the percentage of the Retirement Benefit in which the Participant has Vested. Such Vesting Percentage shall be determined in accordance with the vesting schedule, if any, contained in the Participant's Plan Agreement. Vesting shall continue until the Participant experiences a Retirement or a Termination for Cause. Notwithstanding any other provision herein or any vesting schedule set forth in a Plan Agreement, the Retirement Benefit of each Participant serving as a Director immediately prior to a Change in Control shall be 100% Vested upon a Change in Control.

ARTICLE 2
Selection, Enrollment, Eligibility

             2.1            Selection by Committee. Participation in the Plan shall be limited to Directors selected by the Committee in its sole discretion from time to time.

             2.2            Enrollment Requirements. As a condition to participation, each selected Director shall complete, execute and return to the Company, the Bank or the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee may establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

             2.3            Eligibility; Commencement of Participation. Provided a Director selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, that Director

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shall become a Participant in the Plan on the day his Plan Agreement is executed by the Company or the Bank.

ARTICLE 3
Benefits

             3.1            Retirement Benefit. Subject to the provisions of Article 7, a Participant shall be entitled to the Retirement Benefit as set forth in his Plan Agreement upon his Normal Retirement Date, such benefit being determined in accordance with the vesting schedule contained in his Plan Agreement. The Payout Period shall commence on the first day of the month next following the Participant's Normal Retirement Date. In the event the Participant dies prior to completion of all such payments due and owing hereunder, the Participant's Beneficiary shall receive the Survivor's Benefit representing a continuation of the monthly amount for the remainder of the Payout Period or, at the Committee's discretion, a lump sum payment may be made to such Beneficiary in an amount equal to the Equivalent Actuari~I Value of such remaining benefits.

             3.2            Death While in Service. If the Participant dies while still providing services as a Director, the Participant shall be 100% Vested in the Retirement Benefit and the Participant's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence on the first day of the second month following the Participant's death and shall be payable in monthly installments throughout the Payout Period. Notwithstanding the foregoing, at the Committee's discretion, a lump sum payment may be made to such Beneficiary in an amount equal to the Equivalent Actuarial Value of such Survivor's Benefit.

             3.3            Retirement Prior to Normal Retirement Date. If the Participant's Retirement occurs before reaching his Normal Retirement Date, the Participant shall be entitled to his Vested Retirement Benefit (determined in accordance with the vesting schedule set forth in his Plan Agreement) when he reaches his Normal Retirement Date. If the Participant dies after Retirement but prior to attaining his Normal Retirement Date, the Survivor's Benefit to be paid to his Beneficiary shall be based upon the Participant's Vested Retirement Benefit. Such monthly amount shall be payable to the Beneficiary for the Payout Period and shall commence on the first day of the second month after the Participant's death. Notwithstanding the foregoing, at the Committee's discretion, a lump sum payment may be made to such Beneficiary in an amount equal to the Equivalent Actuarial Value of such Survivor's Benefit.

             3.4            Limitation on Benefits. The Retirement Benefit to be provided to a Participant is subject to forfeiture and certain other limitations under the provisions of Article 7 of the Plan.

ARTICLE 4
In-Service Withdrawals and Distributions

No in-service withdrawals or distributions are permitted under the Plan.

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ARTICLE 5
Vesting

             The Participant shall become Vested in his Retirement Benefit in accordance with the vesting schedule in his Plan Agreement. If no such vesting schedule is provided in the Participant's Plan Agreement, the Participant shall be fully Vested in his Retirement Benefit at all times but subject to the forfeiture provisions and other limitations set forth in Article 7.

ARTICLE 6
Participant Contributions

             Participant contributions are neither permitted nor required hereunder.

ARTICLE 7
Forfeiture of Benefits

             7.1            Termination for Cause. If a Participant's service as a Director is Terminated for Cause, no benefits shall be paid to him or his Beneficiary under the Plan. If the Participant has commenced receiving his Retirement Benefit and it is subsequently determined that he was Terminated for Cause, then his Retirement Benefit or Survivor's Benefit, whichever is applicable, shall immediately cease and the Participant and/or his Beneficiary shall be obligated to return to the Company or the Bank, whichever is applicable, the cumulative amount of the Retirement Benefit and Survivor's Benefit previously paid under the Plan.

             7.2            Regulatory Provisions. The obligations of the Bank to a Participant under the Plan are subject to the following restrictions:

                         (a)            Temporary Suspension or Prohibition. If the Participant is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. § 181 8(e)(3) and (g)(1), the Bank's obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion reinstate in whole or in part any of its obligations which were suspended.

                         (b)            Permanent Suspension or Prohibition, If the Participant is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. § 1818(e)(4) and (g)(1), all obligations of the Bank to such Participant under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                         (c)            Default. If the Bank is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Bank to Participants and Beneficiaries under the Plan shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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                         (d)            Termination by Regulators. All obligations of the Bank to Participants and Beneficiaries under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

                         (e)            Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Bank under the Plan shall be subject to and conditioned upon compliance with 12 USC Section 1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Bank under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation.

ARTICLE 8
Funding

             8.1            Funding Generally. The obligations under the Plan shall be an unfunded and unsecured promise to pay of the Company or the Bank, whichever is applicable. Neither the Company nor the Bank shall be obligated under any circumstances to fund in advance any of its obligations under the Plan, and when a benefit amount is paid it shall be expensed out of the general assets of the Company or the Bank, whichever is applicable.

             8.2            Option to Fund Informally. Notwithstanding Section 8.1, the Company and/or the Bank may, in their sole option, or by agreement, informally fund their obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant or Beneficiary with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded non-qualified retirement plans.

ARTICLE 9
Beneficiary Designation

             9.1            Beneficiary. A Participant shall have the right, at any time, to designate his Beneficiary(ies) (both primary as well as contingent) to receive the Survivor's Benefit payable under the Plan upon the death of the Participant.

             9.2            Beneficiary Designation: Change; Spousal Consent. A Participant shall designate his Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Committee, the

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Company or the Bank, A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee, the Company or the Bank. Upon the acceptance by the Committee, the Company or the Bank of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee, the Company or the Bank prior to his death.

             9.3            Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee , the Company or the Bank.

             9.4            No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his surviving spouse, and if the Participant has no surviving spouse, then the Participant's estate.

             9.5            Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive the Survivor's Benefit, the Committee shall have the right, exercisable in its discretion, to cause the Company or the Bank, whichever is applicable, to withhold such payments until this matter is resolved to the Committee's satisfaction.

             9.6            Discharge of Obligations. The payment of the Survivor's Benefits under the Plan to a Beneficiary shall fully and completely discharge the Company or the Bank, whichever is applicable, its affiliates and the Committee from all further obligations under the Plan with respect to the Participant.

ARTICLE 10
Termination, Amendment or Modification

             10.1            Termination. Although each of the Company and the Bank anticipates that it will continue as a sponsor of the Plan for an indefinite period of time, there is no guarantee that either of them will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, each of the Company and the Bank reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board on behalf of the Company or the board of directors of the Bank on behalf of the Bank. Upon termination of sponsorship of the Plan by the Company or the Bank, the Retirement Benefit of each affected Participant shall be determined as if he had experienced a Retirement on the date Plan sponsorship is terminated. Benefits shall be paid to such Participants as follows: Prior to a Change in Control, the Company or the Bank, whichever is applicable, shall have the right, in its sole discretion, to pay the Equivalent Actuarial Value of the Retirement Benefit in a lump sum; otherwise payments shall be made as provided for in Article 3. After a Change in Control, the Company or the Bank, whichever is

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applicable, shall be required to pay the Equivalent Actuarial Value of the Retirement Benefit in a lump sum. If both the Company and the Bank terminate their sponsorship of the Plan, the Plan shall terminate. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Company or the Bank shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the remaining benefits in a lump sum.

             10.2            Amendment. The Company and the Bank may, at any time, amend or modify the Plan in whole or in part by the action of the Board and the board of directors of the Bank; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Vested benefits determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Retirement as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Company or the Bank shall have the right to accelerate installment payments by paying the Equivalent Actuarial Value of the remaining benefits in a lump sum.

             10.3            Effect of Payment. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant and his designated Beneficiaries under the Plan.

ARTICLE 11
Administration

             11.1            Committee Duties. The Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan, and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, the Company or the Bank.

             11.2            Agents. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company or the Bank.

             11.3            Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereundershall be final and conclusive and binding upon all persons having any interest in the Plan.

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             11.4            Indemnity of Committee. The Company and the Bank shall indemnify and hold harmless the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

             11.5            Information. To enable the Committee to perform its functions, the Company and the Bank shall supply full and timely information to the Committee as the Committee may reasonably request.

ARTICLE 12
Other Benefits and Agreements

             The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or the Bank. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

ARTICLE 13
Claims Procedures

             13.1            Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

             13.2            Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

                         (a)            that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                         (b)            that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                                      (i)            the specific reason(s) for the denial of the claim, or any part of it;

                                      (ii)            specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

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                                      (iii)             a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                                      (iv)              an explanation of the claim review procedure set forth in Section 13.3 below.

             13.3            Review of a Denied Claim. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                         (a)            may review pertinent documents;

                         (b)            may submit written comments or other documents; and/or

                         (c)            may request a hearing, which the Committee, in its sole discretion, may grant.

             13.4            Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                         (a)            specific reasons for the decision;

                         (b)            specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                         (c)            such other matters as the Committee deems relevant.

             13.5            Legal Action. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

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ARTICLE 14
Trust

             14.1            Establishment of the Trust. The Company and/or the Bank may establish the Trust upon such terms as it or they deem appropriate.

             14.2            Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, the Bank, Participants and the creditors of the Company and the Bank to the assets transferred to the Trust. Each of the Company and the Bank shall at all times remain liable to carry out its obligations under the Plan.

             14.3            Distributions From the Trust. Each of the Company's and the Bank's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the corresponding obligations of the Company and/or the Bank under the Plan.

ARTICLE 15
Miscellaneous

             15.1            Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

             15.2            Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or the Bank. For purposes of the payment of benefits under the Plan, any and all assets of each of the Company and the Bank shall be, and remain the general, unpledged and unrestricted assets of such entity. Each of the Company's and the Bank's obligations under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

             15.3            Liability. The liability for the payment of benefits by the Company or the Bank to a Participant shall be defined only by the Plan including a Participant's Plan Agreement. The Company or the Bank, whichever is applicable, shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

             15.4            Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable under the Plan, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

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             15.5            Not a Contract for Services. The terms and conditions of the Plan shall not be deemed to constitute a contract for services (nor for the performance of director or other services) between the Company or the Bank and the Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or the Bank or to interfere with the right of the Company or the Bank to discipline or discharge the Participant at any time.

             15.6            Furnishing Information. A Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payment of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

             15.7            Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be co as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

             15.8            Captions. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

             15.9            Governing Law. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Georgia without regard to its conflicts of laws and principles.

             15.10            Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

             Director of Human Resources
             Heritage Financial Group
             310 West Oglethorpe Blvd.
             PO Box 50728
             Albany, GA 31703

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

             15.11            Successors. The provisions of the Plan shall bind and inure to the benefit of the Company, the Bank and their successors and assigns and the Participants and their Beneficiaries.

             15.12            Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by

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such spouse in any manner, including, but not limited to, such spouse's will, norshall such interest pass under the laws of intestate succession.

             15.13            Validity. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

             15.14            Incompetent. If the Committee determines, in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity orguardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount

             15.15            Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of the Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

             15.16            Insurance. The Company and the Bank, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as they may choose. The Company, the Bank or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall, at the request of the Company or the Bank, submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company or the Bank have applied for insurance.

             15.17            Legal Fees to Enforce Rights After Change in Control. The Company and the Bank are aware that upon the occurrence of a Change in Control, the Board or the board of directors of the Bank (which might then be composed of new members) or shareholder(s) of the Company or the Bank, or of any successor corporation, might then cause or attempt to cause the Company or the Bank or such successor to refuse to comply with its obligations under the Plan or might cause or attempt to cause the Company or the Bank to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Bank or any successor corporation has failed to comply with any of its obligations under the Plan, or, if the Company, the Bank or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover

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from any Participant the benefits intended to be provided under the Plan, then the Company and the Bank irrevocably authorize such Participant to retain counsel of his choice at the expense of the Company and the Bank (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Bank or any director, officer, shareholder or other person affiliated with the Company, the Bank or any successor thereto in any jurisdiction.

The Company and the Bank have signed the Plan as of             MAY 21             , 2002.

HERITAGE FINANCIAL GROUP a Federally-chartered corporation

By:
Title:

HERITAGE BANK OF THE SOUTH a Federally-chartered savings bank

By:
Title:

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Tony Lehr, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Joe Burger, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Doug McGinley, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Keith Land, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Charlie Williams, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

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HERITAGE FINANCIAL GROUP
DIRECTOR'S RETIREMENT PLAN AGREEMENT

             Heritage Financial Group (the "Company") is a sponsor of the Heritage Financial Group Director's Retirement Plan (the "Plan"). The Company and the undersigned director of the Company hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the undersigned director of the Company shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The undersigned director of the Company does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The undersigned director of the Company understands that his receipt (or his Beneficiary's receipt) of the Retirement Benefit (or Survivor's Benefit) shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

PLAN BENEFITS AND VESTING

             The undersigned director's monthly "Retirement Benefit" as granted by the Committee shall be $2,000, subject to the provisions of the Plan, including but not limited to, the forfeiture and limitation provisions of Article 7 of the Plan.

             The Retirement Benefit of the undersigned director of the Company is not subject to a vesting schedule.

BENEFICIARY DESIGNATION

             The undersigned director of the Company acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

             The undersigned director of the Company designates the following individuals as his "Beneficiary". The undersigned director of the Company acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The undersigned director of the Company understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee.

            PRIMARY BENEFICIARIES:            _______________________________
            SECONDARY BENEFICIARIES:      _______________________________

The undersigned director of the Company understands that he may at any time, upon written request to the Committee or the Company, obtain a copy of the Plan as then in effect.

__________________________	__________________________
Lee Stanley, Director	(Date)
HERITAGE FINANCIAL GROUP
__________________________	__________________________
Lee H. Bettis, President	(Date)

End.